                                                                EXHIBIT 10.81(e)


        THIS AMENDMENT NO. 5, dated as of February 14, 2006 (the "Amendment"), to the Master Repurchase Agreement, dated November 12, 2004, as heretofore amended (as so amended, the "Repurchase Agreement"), is by and among New Century Mortgage Corporation, NC Capital Corporation, NC Asset Holding, L.P. (as successor to NC Residual II Corporation), and New Century Credit Corporation, each as a seller (each, a "Seller" and, collectively, the "Sellers") and Barclays Bank PLC (the "Buyer").


                              W I T N E S S E T H

        WHEREAS, each Seller and the Buyer desires to amend the Repurchase Agreement to extend the maturity date to February 28, 2006.

        NOW, THEREFORE, the parties hereto agree as follows:

        Section 1. Defined Terms.

        For purposes of this Amendment, unless the context clearly requires otherwise, all capitalized terms which are used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Repurchase Agreement.

        Section 2. Amendment.

        (1) Section 27 is hereby amended by deleting clause (i) of subparagraph
(a) in its entirety and replacing it with the following: "(i) February 28, 2006".

        Section 3. Effect of Amendment.

        Upon execution of this Amendment, the Repurchase Agreement shall be, and be deemed to be, modified and amended in accordance herewith, and the respective rights, limitations, obligations, duties, liabilities and immunities of the Sellers and the Buyer shall hereafter be determined, exercised and enforced subject in all respects to such modifications and amendments, and all the terms and conditions of this Amendment shall be deemed to be part of the terms and conditions of the Repurchase Agreement for any and all purposes. As modified and expressly amended by this Amendment, the Repurchase Agreement is in all respects ratified and confirmed, and all the terms, provisions and conditions thereof shall be and remain in full force and effect.

        Section 4. Binding Effect.

        This Amendment shall be binding and inure to the benefit of the parties hereto and their respective successors and assigns, except that neither any Seller nor the Guarantor may assign or transfer any of its rights or obligations under this Agreement or any other Program Document without the prior written consent of Buyer.

        Section 5. Binding Effect; Governing Law.

        THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (EXCEPT FOR SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

        Section 6. Severability of Provisions.

        If any provision of this Amendment or the Program Documents is declared invalid by any court of competent jurisdiction, such invalidity shall not affect any other provision of the Amendment or the Program Documents, and this Amendment and each Program Document shall be enforced to the fullest extent permitted by law.

        Section 7. Section Headings.

        The section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

        Section 8. Counterparts.

        This Amendment may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

                            [signature pages follow]

        IN WITNESS WHEREOF, the Sellers and the Buyer have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                         NC CAPITAL CORPORATION, as Seller

                                         By:  /s/ Kevin Cloyd
                                              ------------------------
                                                 Name: Kevin Cloyd
                                                 Title: President

                                         NEW CENTURY MORTGAGE CORPORATION, as
                                         Seller


                                         By:  /s/ Kevin Cloyd
                                              ----------------------------------
                                                 Name: Kevin Cloyd
                                                 Title: Executive Vice President

Pursuant to Section 29 of the            NC ASSET HOLDING, L.P. (as successor to
Repurchase NC Agreement, New             RESIDUAL II CORPORATION), as Seller
Century Financial Corp, as
Guarantor, hereby Consents
to the Amendment contemplated
herein
                                         By:  NC Deltex, LLC, its general
                                              partner

                                         By:  /s/ Kevin Cloyd
                                              ----------------------------------
                                                 Name: Kevin Cloyd
                                                 Title: Executive Vice President

By: /s/ Kevin Cloyd                     NEW CENTURY CREDIT CORPORATION, as
    -------------------------------     Seller
       Name: Kevin Cloyd
       Title: Executive Vice President
                                        By:   /s/ Kevin Cloyd
                                              ----------------------------------
By: /s/ Brad A. Morrice                        Name: Kevin Cloyd
    -------------------------------            Title: President
       Name: Brad A. Morrice
       Title: President and COO

                                         BARCLAYS BANK PLC, as Buyer and Agent,
                                         as applicable


                                         By:  /s/ Joseph O'Doherty
                                              ----------------------------------
                                               Name: Joseph O'Doherty
                                               Title: Director